ACQUIPORT PARK CENTRAL, INC.
                  C/O J.P. MORGAN INVESTMENT MANAGEMENT INC.
                          522 FIFTH AVENUE, 9TH FLOOR
                           NEW YORK, NEW YORK, 10036

                               February 6, 1997

VIA FEDERAL EXPRESS

Park Central Limited Partnership
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road - Suite A-200
Bannockburn, Illinois  60015

Attention:  Ms. Ilona Adams

     Re:  Park Central Office Building
          Atlanta, Georgia

Ladies and Gentlemen:

Reference is hereby made to that certain Agreement of Sale, dated as of January 20, 1997, between the undersigned, as Purchaser, and yourself, as Seller, covering the captioned property (the "Contract"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Contract.

In accordance with the Paragraph 8 of the Contract, the undersigned hereby notifies you of its intention to extend the Closing Date to a date no later than February 28, 1997. Our attorneys will be in touch with you by telephone to confirm the new Closing Date, which we anticipate will be either February 19 or 20.

Very truly yours,

ACQUIPORT PARK CENTRAL, INC.

By:  /s/ Wayne A. Comer
     -----------------------------
     Wayne A. Comer, V.P.

cc:  The Balcor Company
     Attention:  Mr. James Mendelson
     FAX:  (847) 317-4462

     Katten Muchin & Zavis
     Attention:  Daniel J. Perlman, Esq.
     FAX:  (312) 902-1061
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